UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 April 17, 2006
                        (Date of earliest event reported)

                              Innovate Oncology Inc
             (Exact name of registrant as specified in its charter)

        Nevada                       33-55254-28                  87-0438641
(State of Incorporation)       (Commission File Number)         (IRS Employer
                                                             Identification No.)

                 712 Fifth Avenue, 19th Floor New York, NY 10019
                    (Address of principal executive offices)

                                  646-723-8944
                     (Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers: Election of Directors; Appointment of Principal Officers

(b) Linden J. Boyne was appointed interim Chief Executive Officer of the Company on April 17, 2006. Mr. Boyne replaces Dr. Nigel J. Rulewski. Dr. Rulewski resigned as Chief Executive Officer due to the press of other commitments, and his resignation is not related to any disagreement with the Company. Mr. Boyne will continue as the Company's secretary as well as a member of the Board of Directors. Dr. Rulewski will also continue to be a board member.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Innovate Oncology, Inc.
                                             (Registrant)


                                        /s/ Linden J. Boyne
                                        --------------------------------
                                        Linden J. Boyne
                                        Chief Executive Officer

                                        April 24, 2006

Exhibit Index

None